EXHIBIT 21.1

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      101 Marietta Street Associates                             Delaware
     -------------------------------------------------- ------------------------
      16th Street Partners, LLC                                   Florida
     -------------------------------------------------- ------------------------
      91 Housing Investor, LLC                                   Delaware
     -------------------------------------------------- ------------------------
      91 Housing Partners, LLC                                    Arizona
     -------------------------------------------------- ------------------------
      Alexandria LP, Inc.                                        Virginia
     -------------------------------------------------- ------------------------
      Alexandria LP-II, Inc.                                     Virginia
---- -------------------------------------------------- ------------------------
      American Pacific Properties, Inc.                           Oregon
---- -------------------------------------------------- ------------------------
      Antelope Housing, Inc.                                      Oregon
---- -------------------------------------------------- ------------------------
      Apollo Japan Investments, Inc.                             Delaware
---- -------------------------------------------------- ------------------------
      Apple Tree Village Partners LP                            California
---- -------------------------------------------------- ------------------------
      Arbor Lake Club, Ltd.                                       Florida
---- -------------------------------------------------- ------------------------
      Aspen AMPAC Housing, LLC                                   Colorado
---- -------------------------------------------------- ------------------------
      Atlantic Holdings, Inc.                                    Louisiana
---- -------------------------------------------------- ------------------------
      Auburn North Associates LP                                Washington
---- -------------------------------------------------- ------------------------
      Aurora LP, Inc.                                            Colorado
---- -------------------------------------------------- ------------------------
      Bert L. Smokler & Company                                  Delaware
---- -------------------------------------------------- ------------------------
      Bitterroot Housing LP                                       Montana
---- -------------------------------------------------- ------------------------
      Burlington Sqyare LP                                      Washington
---- -------------------------------------------------- ------------------------
      Calibre Altoona Associates LP                            Pennsylvania
---- -------------------------------------------------- ------------------------
      Calibre Boalsburg Association LP                         Pennsylvania
---- -------------------------------------------------- ------------------------
      Canyon Rim Terrace LP                                     New Mexico
---- -------------------------------------------------- ------------------------
      Capitol Way Associates LP                                 Washington
---- -------------------------------------------------- ------------------------
      Cascade Crossing, LLC                                       Oregon
---- -------------------------------------------------- ------------------------
      Cedar River Court Apartments LP                           Washington
---- -------------------------------------------------- ------------------------
      Chillum Heights Elderly Housing LP                         Maryland
---- -------------------------------------------------- ------------------------
      Colossal Investments GP                                    Delaware
---- -------------------------------------------------- ------------------------
      Colossal Investments, Inc                                  Delaware
---- -------------------------------------------------- ------------------------
      Comerciantes Partners LP                                  New Mexico
---- -------------------------------------------------- ------------------------
      Commencement Place LP                                     Washington
---- -------------------------------------------------- ------------------------

                                    1 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      Conservatory Place LP                                     Washington
---- -------------------------------------------------- ------------------------
      Country View Apartments                                     Oregon
---- -------------------------------------------------- ------------------------
      Covey Run Apartments LP                                     Oregon
---- -------------------------------------------------- ------------------------
      DCA Homes, Inc.                                             Florida
---- -------------------------------------------------- ------------------------
      DCA Management Corporation                                  Florida
---- -------------------------------------------------- ------------------------
      Delaware Securities Holdings, Inc.                         Delaware
---- -------------------------------------------------- ------------------------
      DEVCO Associates Joint Venture                              Florida
---- -------------------------------------------------- ------------------------
      Devco Shopping Centers, Inc.                                Florida
---- -------------------------------------------------- ------------------------
      Diamond Pacific Housing LLC                                 Nevada
---- -------------------------------------------------- ------------------------
      Doral Park JV                                               Florida
---- -------------------------------------------------- ------------------------
      Dreyfus Interstate Development Corp.                       Delaware
---- -------------------------------------------------- ------------------------
      DSHI Investments, Inc.                                     Delaware
---- -------------------------------------------------- ------------------------
      East Lake Village, LLC                                      Oregon
---- -------------------------------------------------- ------------------------
      East Wenatchee Housing LP                                 Washington
---- -------------------------------------------------- ------------------------
      Emerald Housing LP                                          Oregon
---- -------------------------------------------------- ------------------------
      Englewood Garden LP                                       Washington
---- -------------------------------------------------- ------------------------
      Essex Affordable LP                                        Wisconsin
---- -------------------------------------------------- ------------------------
      Everett LP, Inc.                                         Massachusetts
---- -------------------------------------------------- ------------------------
      Fairfield Arrowhead LP                                     Delaware
---- -------------------------------------------------- ------------------------
      Fairfield Avondale LP                                       Arizona
---- -------------------------------------------------- ------------------------
      Fairfield Caprock LP                                        Georgia
---- -------------------------------------------------- ------------------------
      Fairfield West Oaks Apartments LP                            Texas
---- -------------------------------------------------- ------------------------
      Fairfield Westchase Apartments LP                            Texas
---- -------------------------------------------------- ------------------------
      Fenix Redevelopment Partnership, Ltd                       Colorado
---- -------------------------------------------------- ------------------------
      Glendale Housing LP                                        Wisconsin
---- -------------------------------------------------- ------------------------
      Glisan Housing Partners, LLC                                Oregon
---- -------------------------------------------------- ------------------------
      Gowe Court Apartments LP                                  Washington
---- -------------------------------------------------- ------------------------
      Green River Court Apartments LP                           Washington
---- -------------------------------------------------- ------------------------
      H. Miller & Sons of Florida, Inc.                           Florida
---- -------------------------------------------------- ------------------------

                                    2 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      H. Miller & Sons, Inc.                                      Florida
---- -------------------------------------------------- ------------------------
      Harbor Equity LP                                            Oregon
---- -------------------------------------------------- ------------------------
      Harbor Equity Limited Partnership No. II                    Oregon
---- -------------------------------------------------- ------------------------
      Hastings Park Apartments LP                               California
---- -------------------------------------------------- ------------------------
      Henderson Housing Partners, LLC                             Nevada
---- -------------------------------------------------- ------------------------
      Hibiya Investments (GP)                                    Delaware
---- -------------------------------------------------- ------------------------
      Hibiya Investments, Inc.                                   Delaware
---- -------------------------------------------------- ------------------------
      Highlands Legacy LP                                        Delaware
---- -------------------------------------------------- ------------------------
      Hillwell Investments General Partnership                   Delaware
---- -------------------------------------------------- ------------------------
      Hillwell Investments, Inc.                                 Delaware
---- -------------------------------------------------- ------------------------
      HMS Realty, Inc.                                            Florida
---- -------------------------------------------------- ------------------------
      Houston LP, Inc.                                            Florida
---- -------------------------------------------------- ------------------------
      Houston LP-II, Inc.                                         Florida
---- -------------------------------------------------- ------------------------
      Houston LP-III, Inc.                                        Florida
---- -------------------------------------------------- ------------------------
      Imperial Japan Investments GP                              Delaware
---- -------------------------------------------------- ------------------------
      Imperial Japan Investments, Inc.                           Delaware
---- -------------------------------------------------- ------------------------
      J-Rep, Inc.                                                Delaware
---- -------------------------------------------------- ------------------------
      L/Cleve Holdings LP                                         Florida
---- -------------------------------------------------- ------------------------
      Lake Placid, LLC                                           Delaware
---- -------------------------------------------------- ------------------------
      Lake Wood Ranch LP                                           Idaho
---- -------------------------------------------------- ------------------------
      Las Vegas Housing Partners LP                               Nevada
---- -------------------------------------------------- ------------------------
      Legacy LP, Inc.                                            Colorado
---- -------------------------------------------------- ------------------------
      Legend Oaks LP                                            California
---- -------------------------------------------------- ------------------------
      Leisure Colony Management Corp.                             Florida
---- -------------------------------------------------- ------------------------
      Leisure Communities Management, Inc.                        Florida
---- -------------------------------------------------- ------------------------
      Len Acquisition Corporation, Inc.                           Florida
---- -------------------------------------------------- ------------------------
      Lennar Affiliate Purchaser Corporation                      Florida
---- -------------------------------------------------- ------------------------
      Lennar Atlantic Holdings, Inc.                              Florida
---- -------------------------------------------------- ------------------------
      Lennar Atlantic Partners LP                                Delaware
---- -------------------------------------------------- ------------------------
      Lennar Beverly Holdings, Inc.                               Nevada
---- -------------------------------------------------- ------------------------

                                    3 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      Lennar Bressi Carlsbad, LLC                               California
---- -------------------------------------------------- ------------------------
      Lennar California Partners, Inc.                          California
---- -------------------------------------------------- ------------------------
      Lennar Capital Corporation                                  Florida
---- -------------------------------------------------- ------------------------
      Lennar Capital Services, Inc.                               Florida
---- -------------------------------------------------- ------------------------
      Lennar Central FL-III QA LP                                 Florida
---- -------------------------------------------------- ------------------------
      Lennar Central FL-III, Inc.                                 Florida
---- -------------------------------------------------- ------------------------
      Lennar Central Holdings, Inc.                               Florida
---- -------------------------------------------------- ------------------------
      Lennar Central Partners LP                                 Delaware
---- -------------------------------------------------- ------------------------
      Lennar CGA Holdings, Inc.                                   Nevada
---- -------------------------------------------------- ------------------------
      Lennar Commercial Properties, Inc.                          Florida
---- -------------------------------------------------- ------------------------
      Lennar Communications, Inc.                                 Florida
---- -------------------------------------------------- ------------------------
      Lennar Corporate Center, Inc.                               Florida
---- -------------------------------------------------- ------------------------
      Lennar Florida Partners I, LP                              Delaware
---- -------------------------------------------------- ------------------------
      Lennar Funding Corporation                                  Florida
---- -------------------------------------------------- ------------------------
      Lennar Gateway Center Holdings, Inc.                     Massachusetts
---- -------------------------------------------------- ------------------------
      Lennar Georgia Partners, Inc.                               Georgia
---- -------------------------------------------------- ------------------------
      Lennar Huntington Beach, Inc.                             California
---- -------------------------------------------------- ------------------------
      Lennar Huntington Beach, LLC                               Delaware
---- -------------------------------------------------- ------------------------
      Lennar Kearny Holdings, Inc.                              California
---- -------------------------------------------------- ------------------------
      Lennar Kearny Partners, LP                                California
---- -------------------------------------------------- ------------------------
      Lennar L.W. Assets, Inc.                                    Florida
---- -------------------------------------------------- ------------------------
      Lennar Land Partners                                        Florida
---- -------------------------------------------------- ------------------------
      Lennar Legend Oaks Holdings, Inc.                          Colorado
---- -------------------------------------------------- ------------------------
      Lennar LW Holdings, Inc.                                    Florida
---- -------------------------------------------------- ------------------------
      Lennar LW Nevada Assets, (GP)                               Nevada
---- -------------------------------------------------- ------------------------
      Lennar LW Nevada Assets, Inc.                               Nevada
---- -------------------------------------------------- ------------------------
      Lennar Mare Island, LLC                                   California
---- -------------------------------------------------- ------------------------
      Lennar Marietta Holdings, Inc.                              Georgia
---- -------------------------------------------------- ------------------------
      Lennar Mayfair Holdings, Inc.                               Florida
---- -------------------------------------------------- ------------------------

                                    4 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      Lennar Mayfair LP                                          Delaware
---- -------------------------------------------------- ------------------------
      Lennar MBS, Inc.                                            Nevada
---- -------------------------------------------------- ------------------------
      Lennar Mortgage Holdings Corporation                        Florida
---- -------------------------------------------------- ------------------------
      Lennar Mortgage Holdings I, Inc.                            Florida
---- -------------------------------------------------- ------------------------
      Lennar Mote Ranch LP                                        Florida
---- -------------------------------------------------- ------------------------
      Lennar Nevada Partners                                      Nevada
---- -------------------------------------------------- ------------------------
      Lennar Nevada Partners, Inc.                                Nevada
---- -------------------------------------------------- ------------------------
      Lennar Northeast Holdings, Inc.                             Florida
---- -------------------------------------------------- ------------------------
      Lennar Oaktree LP                                            Texas
---- -------------------------------------------------- ------------------------
      Lennar Park Center III Holdings, Inc.                      Virginia
---- -------------------------------------------------- ------------------------
      Lennar Park JV, Inc.                                        Florida
---- -------------------------------------------------- ------------------------
      Lennar Partners of Los Angeles, Inc.                      California
---- -------------------------------------------------- ------------------------
      Lennar Partners, Inc.                                       Florida
---- -------------------------------------------------- ------------------------
      Lennar Real Estate Holdings, Inc.                           Florida
---- -------------------------------------------------- ------------------------
      Lennar Rockland, Inc.                                       Florida
---- -------------------------------------------------- ------------------------
      Lennar Rolling Ridge, Inc.                                California
---- -------------------------------------------------- ------------------------
      Lennar Seaboard Holdings, Inc.                              Florida
---- -------------------------------------------------- ------------------------
      Lennar Securities Holdings, Inc.                            Florida
---- -------------------------------------------------- ------------------------
      Lennar Texas Properties, Inc.                                Texas
---- -------------------------------------------------- ------------------------
      Lennar Transamerica Holdings, Inc.                          Florida
---- -------------------------------------------------- ------------------------
      Lennar U.S. Holdings, Inc.                                  Florida
---- -------------------------------------------------- ------------------------
      Lennar U.S. Partners LP                                    Delaware
---- -------------------------------------------------- ------------------------
      Lennar Western Holdings, Inc. (formerly Nevada
      Financial Holdings Corporation)                             Nevada
---- -------------------------------------------------- ------------------------
      Lennar Wilshire Holdings, Inc.                              Nevada
---- -------------------------------------------------- ------------------------
      Lennar Wilshire Partners, LP                                Nevada
---- -------------------------------------------------- ------------------------
      Lennar-Corry, Inc.                                          Florida
---- -------------------------------------------------- ------------------------
      Lennar/Rosen LP                                          Massachusetts
---- -------------------------------------------------- ------------------------
      LFH SUB I, Inc.                                             Florida
---- -------------------------------------------------- ------------------------
      LFS Asset Corp.                                             Nevada
---- -------------------------------------------------- ------------------------

                                    5 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNR 16th Street, Inc.                                       Florida
---- -------------------------------------------------- ------------------------
      LNR 99 Fund I IM, LLC                                      Delaware
---- -------------------------------------------------- ------------------------
      LNR 99 Fund I MM, Inc.                                      Florida
---- -------------------------------------------------- ------------------------
      LRN 99 Fund I, LLC                                         Delaware
---- -------------------------------------------------- ------------------------
      LNR Affordable Housing, Inc.                                Florida
---- -------------------------------------------------- ------------------------
      LNR Affordable Housing Invetments                           Nevada
---- -------------------------------------------------- ------------------------
      LNR Alexandria Holdings, Inc.                              Virginia
---- -------------------------------------------------- ------------------------
      LNR Alexandria LP                                          Delaware
---- -------------------------------------------------- ------------------------
      LNR Altoona Limited, Inc.                                   Oregon
---- -------------------------------------------------- ------------------------
      LNR Anaheim Housing Investor, LLC                          Delaware
---- -------------------------------------------------- ------------------------
      LNR Ahaheim Housing Limited, Inc.                         California
---- -------------------------------------------------- ------------------------
      LNR Anderson Farms Limited, Inc.                            Oregon
---- -------------------------------------------------- ------------------------
      LNR Apache Junction Investor, LLC                          Delaware
---- -------------------------------------------------- ------------------------
      LNR Apache Junction Limited, Inc.                           Arizona
---- -------------------------------------------------- ------------------------
      LNR Apache Pines Investor, LLC                             Delaware
---- -------------------------------------------------- ------------------------
      LNR Apache Pines Limited, Inc.                              Nevada
---- -------------------------------------------------- ------------------------
      LNR Apple Tree Investor, LLC                               Delaware
---- -------------------------------------------------- ------------------------
      LNR Apple Tree Village Limited, Inc.                      California
---- -------------------------------------------------- ------------------------
      LNR Arbor Millennium Holdings, LLC                         Delaware
---- -------------------------------------------------- ------------------------
      LNR Arbor Millhouse, LLC                                   Louisiana
---- -------------------------------------------------- ------------------------
      LNR Arrowhead Ranch Holdings, Inc.                          Arizona
---- -------------------------------------------------- ------------------------
      LNR Ashworth Woods Limited, Inc.                            Oregon
---- -------------------------------------------------- ------------------------
      LNR Aspen Affordable Housing, LLC                          Colorado
---- -------------------------------------------------- ------------------------
      LNR Aspen Limited, Inc.                                    Colorado
---- -------------------------------------------------- ------------------------
      LNR Auburn Limited, Inc.                                    Oregon
---- -------------------------------------------------- ------------------------
      LNR Austin Holdings, Inc.                                   Florida
---- -------------------------------------------------- ------------------------
      LNR Avondale Holdings, Inc                                  Arizona
---- -------------------------------------------------- ------------------------
      LNR Bentonville Limited, Inc.                              Arkansas
---- -------------------------------------------------- ------------------------
      LNR Boalsburg II Investor, LLC                             Delaware
---- -------------------------------------------------- ------------------------

                                    6 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNR Boalsburg II Limited, Inc.                           Pennsylvania
---- -------------------------------------------------- ------------------------
      LNR Boardwalk Limited, Inc.                               Washington
---- -------------------------------------------------- ------------------------
      LNR Bressi Ranch, Inc.                                    California
---- -------------------------------------------------- ------------------------
      LNR Brickell Bayview Corporation                            Florida
---- -------------------------------------------------- ------------------------
      LNR Burlington Square Limited, Inc.                         Oregon
---- -------------------------------------------------- ------------------------
      LNR California Investments, Inc.                            Florida
---- -------------------------------------------------- ------------------------
      LNR Candlewood Holdings, Inc.                               Nevada
---- -------------------------------------------------- ------------------------
      LNR Canyon Rim Investor, LLC                               Delaware
---- -------------------------------------------------- ------------------------
      LNR Canyon Rim Limited, Inc.                               Delaware
---- -------------------------------------------------- ------------------------
      LNR Capital Mortgage Holdings, Inc.                         Florida
---- -------------------------------------------------- ------------------------
      LNR Caprock GP, LLC                                         Georgia
---- -------------------------------------------------- ------------------------
      LNR Caprock Holdings, Inc.                                  Georgia
---- -------------------------------------------------- ------------------------
      LNR Cedar River Limited, Inc.                               Oregon
---- -------------------------------------------------- ------------------------
      LNR Certificates Corp                                      Delaware
---- -------------------------------------------------- ------------------------
      LNR Clayton Investor, LLC                                  Delaware
---- -------------------------------------------------- ------------------------
      LNR Clayton Meadows Limited, Inc.                           Oregon
---- -------------------------------------------------- ------------------------
      LNR Colorado Highlands Holdings, Inc.                      Colorado
---- -------------------------------------------------- ------------------------
      LNR Commencement Limited, Inc.                              Oregon
---- -------------------------------------------------- ------------------------
      LNR Conservatory Place Limited, Inc.                      Washington
---- -------------------------------------------------- ------------------------
      LNR Country Village Limited, Inc.                           Oregon
---- -------------------------------------------------- ------------------------
      LNR Covey Run Investor, LLC                                Delaware
---- -------------------------------------------------- ------------------------
      LNR Covey Run Limited, Inc.                                 Oregon
---- -------------------------------------------------- ------------------------
      LNR Deer Creek Limited, Inc.                                Oregon
---- -------------------------------------------------- ------------------------
      LNR DSHI Interhold, Inc.                                   Delaware
---- -------------------------------------------------- ------------------------
      LNR East Wenatchee Limited, Inc.                            Oregon
---- -------------------------------------------------- ------------------------
      LNR Eastlake Village Investor, LLC                         Delaware
---- -------------------------------------------------- ------------------------
      LNR Englewood Limited, Inc.                                 Oregon
---- -------------------------------------------------- ------------------------
      LNR Essex Investor, LLC                                    Delaware
---- -------------------------------------------------- ------------------------
      LNR Essex Limited, Inc.                                    Wisconsin
---- -------------------------------------------------- ------------------------

                                    7 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNR Executive Tower, Inc.                                  Colorado
---- -------------------------------------------------- ------------------------
      LNR Federal Way Limited, Inc.                               Oregon
---- -------------------------------------------------- ------------------------
      LNR Fenix Limited, Inc.                                     Oregon
---- -------------------------------------------------- ------------------------
      LNR Florida Funding, Inc.                                   Florida
---- -------------------------------------------------- ------------------------
      LNR Foundation, Inc.                                        Florida
---- -------------------------------------------------- ------------------------
      LNR Glisan Investor, LLC                                   Delaware
---- -------------------------------------------------- ------------------------
      LNR Gowe Court Limited, Inc.                              Washington
---- -------------------------------------------------- ------------------------
      LNR Hamilton Holdings, Inc.                               California
---- -------------------------------------------------- ------------------------
      LNR Harbor Bay, LLC                                        Delaware
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund GP IV, Inc.                                 Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund GP IX, Inc.                                 Florida
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund GP V, Inc.                                  Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund GP VIII, Inc.                               Florida
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund LP                                          Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund LP No. II                                   Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund LP No. III                                  Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund LP No. IV                                   Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund Limited Partnership No. IX                  Florida
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund Limited Partnership No. V                   Oregon
---- -------------------------------------------------- ------------------------
      LNR Harbor Fund Limited Partnership No. VIII                Florida
---- -------------------------------------------------- ------------------------
      LNR Hastings Limited, Inc.                                  Oregon
---- -------------------------------------------------- ------------------------
      LNR Hawthorne, Inc.                                       California
---- -------------------------------------------------- ------------------------
      LNR Henderson Cottages investor, LLC                       Delaware
---- -------------------------------------------------- ------------------------
      LNR Henderson Cottages Limited, Inc.                       Kentucky
---- -------------------------------------------------- ------------------------
      LNR Heron Millennium Holdings, LLC                         Delaware
---- -------------------------------------------------- ------------------------
      LNR Houston Partner, Inc.                                    Texas
---- -------------------------------------------------- ------------------------
      LNR Investment Limited, Inc.                                Oregon
---- -------------------------------------------------- ------------------------
      LNR Island Club Limited, Inc.                              Delaware
---- -------------------------------------------------- ------------------------
      LNR Kearny Mesa, Inc.                                     California
---- -------------------------------------------------- ------------------------

                                    8 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNR Lafayette Holdings, Inc.                               Louisiana
---- -------------------------------------------------- ------------------------
      LNR Lafayette Limited Partnership                          Delaware
---- -------------------------------------------------- ------------------------
      LNR Lafayette LP, Inc.                                     Louisiana
---- -------------------------------------------------- ------------------------
      LNR Lake Placid Holdings, Inc.                             New York
---- -------------------------------------------------- ------------------------
      LNR Lake Wood Ranch II Investor, LLC                       Delaware
---- -------------------------------------------------- ------------------------
      LNR Land Partners Sub, Inc.                                Delaware
---- -------------------------------------------------- ------------------------
      LNR Land Partners Sub II, Inc.                              Nevada
---- -------------------------------------------------- ------------------------
      LNR LLC Investor, Inc.                                     Delaware
---- -------------------------------------------------- ------------------------
      LNR LLC Manager, Inc.                                      Delaware
---- -------------------------------------------------- ------------------------
      LNR LP Holdings, Inc.                                       Florida
---- -------------------------------------------------- ------------------------
      LNR Madison Holdings, Inc.                                  Nevada
---- -------------------------------------------------- ------------------------
      LNR Madison Square, Inc.                                   Delaware
---- -------------------------------------------------- ------------------------
      LNR Mare Island, Inc.                                     California
---- -------------------------------------------------- ------------------------
      LNR Meeker Court Limited, Inc.                            Washington
---- -------------------------------------------------- ------------------------
      LNR Memphis Holdings, Inc.                                 Tennessee
---- -------------------------------------------------- ------------------------
      LNR Memphis Limited Partnership                            Tennessee
---- -------------------------------------------------- ------------------------
      LNR Memphis LP, Inc.                                       Tennessee
---- -------------------------------------------------- ------------------------
      LNR Millennium Manager, Inc.                                Florida
---- -------------------------------------------------- ------------------------
      LNR Mojave Investor, LLC                                   Delaware
---- -------------------------------------------------- ------------------------
      LNR Newport Plaza, Inc.                                   California
---- -------------------------------------------------- ------------------------
      LNR Oak Point, Inc.                                      Massachusetts
---- -------------------------------------------------- ------------------------
      LNR Orange Tree Investor, LLC                              Delaware
---- -------------------------------------------------- ------------------------
      LNR Orange Tree Village Limited, Inc.                     California
---- -------------------------------------------------- ------------------------
      LNR Orlando Limited, Inc.                                   Oregon
---- -------------------------------------------------- ------------------------
      LNR Paredes Developers, LLC                                Delaware
---- -------------------------------------------------- ------------------------
      LNR Paredes Investor, LLC                                  Delaware
---- -------------------------------------------------- ------------------------
      LNR Park Court Limited, Inc.                              Washington
---- -------------------------------------------------- ------------------------
      LNR Park Crest Limited, Inc.                                Oregon
---- -------------------------------------------------- ------------------------
      LNR Parkview Millennium Holdings, LLC                      Delaware
---- -------------------------------------------------- ------------------------

                                    9 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNR Partners Japan I, Inc.                                 Delaware
---- -------------------------------------------------- ------------------------
      LNR Partners Japan, Inc.                                   Delaware
---- -------------------------------------------------- ------------------------
      LNR Philadelphia Place I, Inc.                            California
---- -------------------------------------------------- ------------------------
      LNR Philadelphia Place II, Inc.                           California
---- -------------------------------------------------- ------------------------
      LNR Philadelphia Place III, LLC                            Delaware
---- -------------------------------------------------- ------------------------
      LNR Philadelphia Place IV, LLC                             Delaware
---- -------------------------------------------------- ------------------------
      LNR Phoenix LP, Inc.                                        Arizona
---- -------------------------------------------------- ------------------------
      LNR Phoenix LP-II, Inc.                                     Arizona
---- -------------------------------------------------- ------------------------
      LNR Phoenix LP-III, Inc.                                    Arizona
---- -------------------------------------------------- ------------------------
      LNR Property Corporation                                   Delaware
---- -------------------------------------------------- ------------------------
      LNR Qyayside Place Holdings, Inc.                           Florida
---- -------------------------------------------------- ------------------------
      LNR Quincy Crossing Holdings, Inc.                        California
---- -------------------------------------------------- ------------------------
      LNR Racine Street Investor, LLC                            Delaware
---- -------------------------------------------------- ------------------------
      LNR Racine Street Limited, Inc.                           Washington
---- -------------------------------------------------- ------------------------
      LNR Redhill Manager, Inc.                                 California
---- -------------------------------------------------- ------------------------
      LNR Redhill, LLC                                           Delaware
---- -------------------------------------------------- ------------------------
      LNR Related Venture, Inc.                                   Nevada
---- -------------------------------------------------- ------------------------
      LNR Renaissance Manager, Inc.                               Georgia
---- -------------------------------------------------- ------------------------
      LNR Renaissance Square, LLC                                 Georgia
---- -------------------------------------------------- ------------------------
      LNR Rocky Mountain Partners, Inc.                            Utah
---- -------------------------------------------------- ------------------------
      LNR San Diego Spectrum I, Inc.                            California
---- -------------------------------------------------- ------------------------
      LNR Sands Holdings, Inc.                                    Nevada
---- -------------------------------------------------- ------------------------
      LNR Sante Fe Investor II, LLC                              Delaware
---- -------------------------------------------------- ------------------------
      LNR Sante Fe Limited, Inc.                                  Oregon
---- -------------------------------------------------- ------------------------
      LNR Santa Teresa Investor, LLC                             Delaware
---- -------------------------------------------------- ------------------------
      LNR Seaview, Inc.                                         California
---- -------------------------------------------------- ------------------------
      LNR Shelf I, Inc. (formerly Friendswood
      Development Company)                                       Florida
---- -------------------------------------------------- ------------------------
      LNR South Forty Limited, Inc.                              Delaware
---- -------------------------------------------------- ------------------------
      LNR Spring Wood Investor, LLC                              Delaware
---- -------------------------------------------------- ------------------------

                                    10 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNR Spring Wood Limited, Inc.                               Oregon
---- -------------------------------------------------- ------------------------
      LNR Stewart Pines Investor, LLC                            Delaware
---- -------------------------------------------------- ------------------------
      LNR Stewart Pines Limited, Inc.                             Nevada
---- -------------------------------------------------- ------------------------
      LNR Sunflower Limited, Inc.                                 Oregon
---- -------------------------------------------------- ------------------------
      LNR Surrey I, Inc.                                          Oregon
---- -------------------------------------------------- ------------------------
      LNR Surrey Row Limited, Inc.                                Oregon
---- -------------------------------------------------- ------------------------
      LNR Titus Limited, Inc.                                     Oregon
---- -------------------------------------------------- ------------------------
      LNR Town Center Investor, LLC                              Delaware
---- -------------------------------------------------- ------------------------
      LNR Trails at The Park Limited, Inc.                         Texas
---- -------------------------------------------------- ------------------------
      LNR Tri-Court Limited, Inc.                                 Oregon
---- -------------------------------------------------- ------------------------
      LNR Van Buren Holdings, Inc.                                Arizona
---- -------------------------------------------------- ------------------------
      LNR Verandah Holdings, Inc.                                  Texas
---- -------------------------------------------------- ------------------------
      LNR Verandah Limited Partnership                             Texas
---- -------------------------------------------------- ------------------------
      LNR Verandah LP, Inc.                                        Texas
---- -------------------------------------------------- ------------------------
      LNR Village Green Investor, LLC                            Delaware
---- -------------------------------------------------- ------------------------
      LNR Vista Ridge Investor, LLC                              Delaware
---- -------------------------------------------------- ------------------------
      LNR West Oaks Holdings, Inc.                                 Texas
---- -------------------------------------------------- ------------------------
      LNR Westchase Holdings, Inc.                                 Texas
---- -------------------------------------------------- ------------------------
      LNR Western Properties, Inc.                              California
---- -------------------------------------------------- ------------------------
      LNR Wiedemann Park Limited, Inc.                            Oregon
---- -------------------------------------------------- ------------------------
      LNR Willamette Court Limited, Inc.                        Washington
---- -------------------------------------------------- ------------------------
      LNR Willow Tree Investor, LLC                              Delaware
---- -------------------------------------------------- ------------------------
      LNR Willow Tree Limited, Inc.                             California
---- -------------------------------------------------- ------------------------
      LNR Windhaven Limited, Inc.                                 Oregon
---- -------------------------------------------------- ------------------------
      LNR Woodspring Limited, Inc.                                Oregon
---- -------------------------------------------------- ------------------------
      LNR-Lennar Brannan Street, LLC                            California
---- -------------------------------------------------- ------------------------
      LNR/BSC Mortgage Holdings, LLC                             Delaware
---- -------------------------------------------------- ------------------------
      LNR/BSC Oak Point Equity Investors, LLC                    Delaware
---- -------------------------------------------------- ------------------------
      LNR/CREC Brickell Bayview Limited Partnership               Florida
---- -------------------------------------------------- ------------------------

                                    11 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      LNVP Holdings, Inc.                                         Florida
---- -------------------------------------------------- ------------------------
      LSC Associates                                              Florida
---- -------------------------------------------------- ------------------------
      LW Real Estate Investments, L.P.                           Delaware
---- -------------------------------------------------- ------------------------
      Magnum Investments, Inc.                                   Delaware
---- -------------------------------------------------- ------------------------
      Majestic Investments GP                                    Delaware
---- -------------------------------------------------- ------------------------
      Majestic Investments, Inc.                                 Delaware
---- -------------------------------------------------- ------------------------
      Mammoth investments (GP)                                   Delaware
---- -------------------------------------------------- ------------------------
      Mammoth Investments, Inc                                   Delaware
---- -------------------------------------------------- ------------------------
      Max Housing Partners, LLC                                   Oregon
---- -------------------------------------------------- ------------------------
      Meeker Court Apartments Limited Partnership               Washington
---- -------------------------------------------------- ------------------------
      Meridian Court Apartments Limited Partnership             Washington
---- -------------------------------------------------- ------------------------
      Midwest Management Company, Inc.                           Michigan
---- -------------------------------------------------- ------------------------
      Miller's Plantation Development Company                     Florida
---- -------------------------------------------------- ------------------------
      Mita Investments GP                                        Delaware
---- -------------------------------------------------- ------------------------
      Mita Investments, Inc.                                     Delaware
---- -------------------------------------------------- ------------------------
      MLS Associates, GP                                         Delaware
---- -------------------------------------------------- ------------------------
      Mojave Housing Limited Partnership                          Nevada
---- -------------------------------------------------- ------------------------
      Montgomery Farms Sr Citizens Residence LP                  Illinois
---- -------------------------------------------------- ------------------------
      Morris Glen Limited Partnership                            Virginia
---- -------------------------------------------------- ------------------------
      MS West Limited Partnership                                Delaware
---- -------------------------------------------------- ------------------------
      MSWH Sub I, Inc.                                            Florida
---- -------------------------------------------------- ------------------------
      Nevada Financial Holdings (GP)                              Nevada
---- -------------------------------------------------- ------------------------
      Nevada Securities Holdings, GP                              Nevada
---- -------------------------------------------------- ------------------------
      Nevada Securities Holdings, Inc.                            Nevada
---- -------------------------------------------------- ------------------------
      Oak Point Associates, LLC                                  Delaware
---- -------------------------------------------------- ------------------------
      Oak Point Homes, LLC                                       Delaware
---- -------------------------------------------------- ------------------------
      Orchard Hills Limited Partnership                         Washington
---- -------------------------------------------------- ------------------------
      Otemachi Investments GP                                    Delaware
---- -------------------------------------------------- ------------------------
      Otemachi Investments, Inc.                                 Delaware
---- -------------------------------------------------- ------------------------

                                    12 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      Pacific/Chartwell Management Partners, LP                    Texas
---- -------------------------------------------------- ------------------------
      Pacific/Chartwelll, LLC                                      Texas
---- -------------------------------------------------- ------------------------
      Paredes Housing Developers LP                                Texas
---- -------------------------------------------------- ------------------------
      Paredes Housing Limited Partnership                          Texas
---- -------------------------------------------------- ------------------------
      Park Center III Limited Partnership                        Delaware
---- -------------------------------------------------- ------------------------
      Park Court Apartments Limited Partnership                 Washington
---- -------------------------------------------------- ------------------------
      Park Crest Terrace Limited Partnership                   Pennsylvania
---- -------------------------------------------------- ------------------------
      Parkview Apartments Limited Partnership                    Illinois
---- -------------------------------------------------- ------------------------
      Parkview Associates, Inc.                                   Florida
---- -------------------------------------------------- ------------------------
      Parkview at Pembroke Pointe, Inc.                           Florida
---- -------------------------------------------------- ------------------------
      Parkview Partnership, Ltd                                   Florida
---- -------------------------------------------------- ------------------------
      Parkwood Place Limited Partnership                           Texas
---- -------------------------------------------------- ------------------------
      Prado Apartments Limited                                    Florida
---- -------------------------------------------------- ------------------------
      Racine Street Associates Limited Partnership              Washington
---- -------------------------------------------------- ------------------------
      Regal Investments GP                                       Delaware
---- -------------------------------------------------- ------------------------
      Regal Investments, Inc.                                    Delaware
---- -------------------------------------------------- ------------------------
      Rollingcrest II, Inc.                                      Delaware
---- -------------------------------------------------- ------------------------
      Rollingcrest Inc,                                          Delaware
---- -------------------------------------------------- ------------------------
      Rosemont Creste Limited Partnership                         Florida
---- -------------------------------------------------- ------------------------
      Salado 230 LLC                                             Delaware
---- -------------------------------------------------- ------------------------
      Salado 240 LLC                                             Delaware
---- -------------------------------------------------- ------------------------
      Salado Limited Partnership                                 Delaware
---- -------------------------------------------------- ------------------------
      San  Antonio Housing Partners LP                             Texas
---- -------------------------------------------------- ------------------------
      Santa Rosa Housing Partners LP                            California
---- -------------------------------------------------- ------------------------
      Santa Teresa Terrace LP                                   California
---- -------------------------------------------------- ------------------------
      Searight Park Limited., a Texas LP                          Nevada
---- -------------------------------------------------- ------------------------
      Senior Cottages of Apache Junction LP                       Arizona
---- -------------------------------------------------- ------------------------
      South Dade Utilities, Inc.                                  Florida
---- -------------------------------------------------- ------------------------
      Springs Development Corporation                             Florida
---- -------------------------------------------------- ------------------------

                                    13 of 14

                            LNR PROPERTY CORPORATION
                              LIST OF SUBSIDIARIES

==== ================================================== ========================
             CORPORATION                                 STATE OF INCORPORATION
==== ================================================== ========================
      Stewart Pines Limited Partnership                            Texas
---- -------------------------------------------------- ------------------------
      STT Developer Limited Partnership                         New Mexico
---- -------------------------------------------------- ------------------------
      Surrey Row Limited Partnership                               Texas
---- -------------------------------------------------- ------------------------
      Talladega Manufacturing, Inc.                               Alabama
---- -------------------------------------------------- ------------------------
      The Turtle Run Venture                                      Florida
---- -------------------------------------------------- ------------------------
      Titus Court Apartments Limited Partnership                Washington
---- -------------------------------------------------- ------------------------
      Town Center Developers, LLC                                Illinois
---- -------------------------------------------------- ------------------------
      Town Center Limited Partnership                            Illinois
---- -------------------------------------------------- ------------------------
      Universal American Realty Corporation                      Delaware
---- -------------------------------------------------- ------------------------
      University Mall Associates, Ltd.                            Florida
---- -------------------------------------------------- ------------------------
      University Self Storage, Ltd.                               Florida
---- -------------------------------------------------- ------------------------
      Village Green Apartments Limited Partnerhsip               Missouri
---- -------------------------------------------------- ------------------------
      Virginia Gardens Associates Limited Partnership            Virginia
---- -------------------------------------------------- ------------------------
      Vista del Lago Apartments, Inc.                             Florida
---- -------------------------------------------------- ------------------------
      Vista Ridge Housing Developers, LLC                        Colorado
---- -------------------------------------------------- ------------------------
      Vista Ridge Housing Limited Partnership                    Virginia
---- -------------------------------------------------- ------------------------
      Warmington CDC Associates, LP                             California
---- -------------------------------------------------- ------------------------
      Watercrown Investments General Partnership                 Delaware
---- -------------------------------------------------- ------------------------
      Watercrown Investments, Inc.                               Delaware
---- -------------------------------------------------- ------------------------
      West Coast Mortgage Holdings, Inc.                          Florida
---- -------------------------------------------------- ------------------------
      West Coast Mortgage Limited Partnership                    Delaware
---- -------------------------------------------------- ------------------------
      Western Funding Holdings Corporation                        Nevada
---- -------------------------------------------------- ------------------------
      Wiedemann Park Apartments LP                                Oregon
---- -------------------------------------------------- ------------------------
      Willamette Court Apartments LP                            Washington
---- -------------------------------------------------- ------------------------
      Wilson Park Housing Partners LP                              Texas
---- -------------------------------------------------- ------------------------
      Woodspring Limited Partnership                              Oregon
==== ================================================== ========================

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